UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 18, 2008

TERRA INDUSTRIES INC.
(Exact name of registrant as specified in its charter)

Maryland	1-8520	52-1145429
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Terra Centre 600 Fourth Street, P.O. Box 6000 Sioux City, Iowa	51102-6000
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (712) 277-1340

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS

On December 18, 2008, Terra Industries Inc. (“Terra”) announced that GrowHow UK Ltd. (“GrowHow”), a joint venture in which Terra holds a 50% stake, on December 17, 2008, temporarily idled ammonium nitrate fertilizer production at the Billingham UK facility to manage inventories. In addition, effective December 27, 2008, it will temporarily idle ammonium nitrate fertilizer production at its Ince UK facility to manage inventories and effective January 2, 2009, it will idle ammonia production at Ince in anticipation of a mid-January maintenance turnaround. A copy of the press release is filed herewith as Exhibit 99.1.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c)	Exhibit

99.1	Press Release issued December 18, 2008, announcing that GrowHow UK Ltd. has and will idle certain production.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TERRA INDUSTRIES INC.

/s/ John W. Huey
John W. Huey Vice President, General Counsel and Corporate Secretary

Date: December 18, 2008

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release issued December 18, 2008, announcing that GrowHow UK Ltd. has and will idle certain production.